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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  March 27, 1998(March 26, 1998)
                                                    ------------------------


                               Pacific Enterprises
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


                                   California
                  ---------------------------------------------
                  (State or other jurisdiction of incorporation


                1-40                             94-0743670
       ----------------------         ------------------------------------
       Commission File Number         (I.R.S. Employer Identification No.)


             555 West Fifth Street, Los Angeles, California 90013-1011
             ---------------------------------------------------------
                     (Address of principal executive offices)
                                  (Zip Code)


                               (213) 895-5000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

See the attached news releases dated March 26, 1998 which set forth the California Public Utility Commission's approval of the business combination of Pacific Enterprises and Enova.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
     ( c ) Exhibits
           99.1  News Releases 1 and 2 of Pacific Enterprises




SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC ENTERPRISES
---------------------
    (Registrant)

/s/ Ralph Todaro
-----------------------------
Ralph Todaro
Vice President and Controller
(Chief Accounting Officer and
duly authorized signatory)
Date:  March 27, 1998























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                               NEWS RELEASE 1


       ENOVA CORPORATION-PACIFIC ENTERPRISES MERGER WINS CPUC APPROVAL

     LOS ANGELES and SAN DIEGO, March 26, 1998 -- The proposed $6.6 billion merger between Pacific Enterprises and Enova Corporation today won approval from the California Public Utilities Commission (CPUC).

     "We are very pleased that the CPUC has approved our merger and found that it is in the public interest," said Richard D. Farman, president and chief operating officer of Pacific Enterprises, parent company of Southern California Gas Company. "We would have preferred adoption of our 10-year savings period because it provides more certainty to customers and shareholders than the five-year period adopted by the Commission."

     "This is a significant milestone in the approval process for our merger," said Stephen L. Baum, chairman and chief executive officer of Enova Corporation. "Both companies now must review the Commission's decision in its totality."

     In its decision, the commission found that the merger satisfied the key criteria: that it will benefit the state and local economies and customers, maintain or improve the financial condition of the utilities and quality of management, and be fair to employees and shareholders.

     Additional elements of the decision include:

       - Required divestiture by SDG&E of its gas-fired generation units -
         - which is already in progress -- and sale by Southern California Gas Company of its options to purchase those portions of the Kern River and Mojave Pipeline gas transmission facilities within California by Sept. 1, 1998. These options are not exercisable until the year 2012.

       - Acknowledgment that the merger will have no significant effect on the environment under the California Environmental Quality Act, and a Negative Declaration has been adopted.

       - Allowance of $148 million in costs to achieve the merger, rather than the $202 million originally sought by the companies. The difference relates to transaction costs for investment bankers, employee retention and communications.

     Final regulatory approvals still must be gained from the Federal Energy Regulatory Commission (FERC) -- which already conditionally approved the merger June 25, 1997 -- and the Securities and Exchange Commission.

     Based on stock closing prices yesterday, the deal has a market value of $6.6 billion.



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      In  October  1996,  Pacific Enterprises and Enova Corporation  jointly announced an agreement to combine their companies.  The shareholders of both
companies  approved  the  merger March 11,  1997.   The  Nuclear  Regulatory
Commission approved the merger Aug. 29, 1997. The California State Attorney General's office issued a favorable advisory opinion on the merger Nov. 21,
1997.   The U.S. Department of Justice approved the merger March 9, 1998.

      Enova Corporation (NYSE: ENA), based in San Diego, is a leading energy management company providing electricity, gas and value-added products and services in the United States and Mexico. Enova is the parent company of San Diego Gas & Electric Company (SDG&E), Enova International, Enova Financial, Califia and Pacific Diversified Capital. SDG&E has 1.2 million electric meters and 715,000 natural gas meters, serving 3 million consumers in San Diego and southern Orange counties.

      Pacific Enterprises (NYSE: PET) is a Los Angeles-based energy-services company, whose Southern California Gas Co. unit is the nation's largest natural gas distributor, with 4.8 million natural gas meters serving 18 million consumers. Pacific Enterprises also has interstate and offshore natural gas pipelines, centralized heating and cooling facilities and natural gas distribution operations in Latin America.

     Enova Corporation and Pacific Enterprises jointly own Energy Pacific, a retail energy-services marketing company, and Sempra Energy Trading, a wholesale energy commodity trading firm.



                               NEWS RELEASE 2


                    ENOVA CORPORATION-PACIFIC ENTERPRISES
                   JOINT STATEMENT ON CPUC MERGER DECISION


     LOS ANGELES and SAN DIEGO, March 26, 1998 -- Pacific Enterprises and Enova Corporation have issued the following additional statement about today's California Public Utilities Commission (CPUC) decision on their proposed merger:

      "Both of our companies have completed a thorough review of the CPUC's March 26, 1998, decision approving our merger. Overall, the decision provides substantial benefits to all of our stakeholders, including shareholders and customers, and we will proceed as planned with our merger. We expect all remaining regulatory approvals to be gained and the new company formed by our merger -- Sempra Energy -- to be operational this summer."

     Final regulatory approvals still must be gained from the Federal Energy Regulatory Commission (FERC) -- which already conditionally approved the merger June 25, 1997 -- and the Securities and Exchange Commission.


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     Based on stock closing prices yesterday, the merger deal has a market value of $6.6 billion.

     In October 1996, Pacific Enterprises and Enova Corporation jointly announced an agreement to combine their companies. The shareholders of both companies approved the merger March 11, 1997. The Nuclear Regulatory Commission approved the merger Aug. 29, 1997. The California State Attorney General's office issued a favorable advisory opinion on the merger Nov. 21,
1997.   The U.S. Department of Justice approved the merger March 9, 1998.

     Enova Corporation (NYSE: ENA), based in San Diego, is a leading energy management company providing electricity, gas and value-added products and services in the United States and Mexico. Enova is the parent company of San Diego Gas & Electric Company (SDG&E), Enova International, Enova Financial, Califia and Pacific Diversified Capital. SDG&E has 1.2 million electric meters and 715,000 natural gas meters, serving 3 million consumers in San Diego and southern Orange counties.

      Pacific Enterprises (NYSE: PET) is a Los Angeles-based energy-services company, whose Southern California Gas Co. unit is the nation's largest natural gas distributor, with 4.8 million natural gas meters serving 18 million consumers. Pacific Enterprises also has interstate and offshore natural gas pipelines, centralized heating and cooling facilities and natural gas distribution operations in Latin America.

     Enova Corporation and Pacific Enterprises jointly own Energy Pacific, a retail energy-services marketing company, and Sempra Energy Trading, a wholesale energy commodity trading firm.